UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 27, 2023

Axos Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37709	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
9205 West Russell Road, Ste 400
Las Vegas, NV 89148
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (858) 649-2218

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	AX	New York Stock Exchange

Not Applicable

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 27, 2023, the Board of Directors of Axos Financial, Inc. (the “Company”) and Axos Bank (the “Bank”) increased the number of directors and elected Sara Wardell‑Smith as a new director of each of the Board of Directors of the Company and the Bank, effective as of December 1, 2023. Ms. Wardell‑Smith will serve as a Class II Director with an initial term expiring at the Company’s 2024 Annual Meeting of Stockholders. The Board of Directors determined that Ms. Wardell‑Smith is an independent director under applicable standards of the Securities and Exchange Commission and the New York Stock Exchange.

The Board of Directors expects Ms. Wardell‑Smith to serve as member of certain committees of the Board of Directors and said appointment will be made as part of the Board of Directors regular committee assessment and appointment process.

In connection with her election to the Board of Directors of the Company, Ms. Wardell‑Smith will participate in the Company’s standard non-employee director compensation program as detailed in the Company’s 2023 proxy statement, prorated for the first year of service, including an award to her of 4,500 restricted stock units, to vest over one year under the Company’s Amended and Restated 2014 Stock Incentive Plan. Ms. Wardell‑Smith is expected to enter into the Company’s standard indemnification agreement, which has been previously entered into with each of the Company’s directors and executive officers, the form of which has been previously filed with the Securities and Exchange Commission.

On November 29, 2023, the Company issued a press release announcing the election of Ms. Wardell‑Smith to the Board of Directors. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axos Financial, Inc.

Date:	November 29, 2023	By:	/s/ Derrick K. Walsh
Derrick K. Walsh
EVP and Chief Financial Officer